STOCK PURCHASE AND EXCHANGE AGREEMENT

THIS STOCK PURCHASE AND EXCHANGE AGREEMENT ("Agreement") is executed and entered into effective the date set forth below by and between KBS Technologies, Inc. ("KBS") and Denver Oil & Mineral Corporation. ("Denver").

WHEREAS, Denver owns a non-cost bearing overriding royalty interest in the oil and gas mineral estate in US federal waters on the Outer Continental Shelf off the coast of California as described in Exhibit A hereto (Royalty); and

WHEREAS, KBS has filed a Form 10-SB with the SEC and has cleared all comments from the SEC with respect thereto; and

WHEREAS, Denver desires to exchange the Royalty for common stock of KBS, and KBS desires to acquire the Royalty in exchange for the issuance of its common stock to Denver therefor; and

WHEREAS, the parties have set forth herein the terms and conditions upon which the exchange of KBS shares for the Royalty will take place.

NOW, THEREFORE, for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, and subject to the terms and conditions of this Agreement, the parties agree as follows:

1. Exchange
of Royalty for KBS Shares. At the Closing, Denver agrees to sell, assign, convey, transfer and deliver to KBS at the Closing, and KBS agrees to issue to Denver the number of shares of common stock of KBS listed in Exhibit C in exchange for the Royalty in accordance with the terms and conditions set forth herein.

2.
Closing. Subject to satisfaction of all the conditions precedent to the Closing, the Closing shall take place at the offices of Frederick K. Slicker, 4444 East 66th Street, Suite 201, Tulsa, OK 74136-4206, as soon as possible after the execution of the Agreement at a mutually agreed date, no later than June 20, 2000, or at such other place and time as soon thereafter as possible as may be mutually agreed between the parties hereto in writing. The parties may mutually agree to extend the time for Closing.


(a) Deliveries by KBS at Closing. At the Closing, KBS shall deliver to Denver or to the designees of Denver:

(i) Certificates representing the Shares in the names and amounts designated by Denver; and

(ii)     An executed officer's certificate; and


Such other documents as shall be reasonably required or necessary to consummate the transactions contemplated by this Agreement as the parties shall agree.

(b) Deliveries by Denver at Closing. At the Closing, Denver shall deliver to KBS:

(i) The executed and acknowledged Assignment of Overriding Royalty Interest ("Assignment") covering the Royalty to KBS; and

Such other documents as shall be reasonably required or necessary to consummate the transactions contemplated by this Agreement as the parties mutually agree.

3.       Representations and Warranties of KBS.
         KBS represents and warrants to Denver that:

(a) Organization, Good Standing and Corporate Power. KBS is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma, with all requisite corporate power and authority to carry on the business of KBS as now conducted and to consummate the transactions contemplated hereby.

(b)      Authorization.  The execution,  delivery and  performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of KBS; and this Agreement is a valid and legally binding obligation of KBS enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and by the availability of injunctive relief or specific performance.

(c) No Conflicting Agreements. Neither the execution and delivery of this Agreement by

         KBS nor the fulfillment of or compliance by KBS with the terms thereof will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of, the corporate charter or bylaws of KBS or any agreement, contract, instrument, order, judgment or decree to which KBS is a party or by which it or its assets are bound, or violate any provision of any applicable law, statute, rule or regulation or any order, decree, writ or injunction of any court or governmental entity which materially affects the business of KBS.

(d)      Consents.   No  consent  from  or  approval  of  any  court,
         governmental entity or any other person is necessary in connection with the execution and performance by KBS of this Agreement or the transactions contemplated hereby; and the consummation of the transactions contemplated hereby will not require the approval of any entity or person which has not been obtained in order to prevent the termination of any material right, privilege, license or agreement of KBS.

(e) The Shares. The Shares have been duly and validly authorized for issuance to Denver pursuant to the terms and conditions of this Agreement, and when issued in exchange for the Royalty will be duly authorized, validly issued, fully paid, non-assessable and free and clear of all claims, liens, mortgages, options, restrictions, security agreements and other encumbrances of every kind or nature whatsoever. The Shares issued to Denver pursuant to this Agreement represent approximately 93% of the issued and outstanding shares of common stock of KBS immediately after the date of Closing.

(f)      Form 10-SB and  Financial  Statements.  The Form 10-SB of KBS
         and the financial statements of KBS ("KBS Financial Statements") contained in its Form 10-SB previously delivered to Denver have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except in the case of interim statements which do not include complete footnotes or customary year-end adjustments. The KBS Financial Statements present fairly the financial position and the results of operations of KBS on the dates and for the periods shown therein. There have been no material adverse changes in the nature of the business, the prospects of KBS, the value of the assets of KBS or the financial condition of KBS since the date of the KBS Financial Statements.

(g) Taxes. All returns, reports, statements and other similar filings required to be filed by KBS with respect to any federal, state, or local taxes, assessments, interests, penalties, deficiencies, fees and other governmental charges or impositions applicable to the operation of KBS have been filed with the appropriate governmental agencies in all jurisdictions in which such tax returns are required to be filed; and all such tax returns properly reflect in all material respects the liabilities of KBS for taxes for the periods, property or events covered thereby. All taxes, whether or not reflected on those tax returns, and all taxes payable from operations of KBS by any taxing authority, have been properly accrued or paid. KBS has not received any notice of assessment or proposed assessment in connection with any tax returns, and there are no pending tax examinations of or tax claims asserted against KBS or any of its assets or properties. KBS has not extended or waived the application of any statute of limitations in any jurisdiction regarding the assessment or collection of any taxes. There are no tax liens (other than any lien for current taxes not yet due and payable) on any of the assets of KBS. KBS has no knowledge of any basis for any additional assessment of taxes upon KBS.

(h)      Absence of Certain Changes or Events.  KBS has not:

               (i) Sold, encumbered, assigned or transferred any its assets or properties, except for the sale of inventory in the ordinary course of business consistent with past practice; or

               (ii) Amended or terminated any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound; or

               (iii) Suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its business, operations, assets or prospects of KBS or suffered any recurring or prolonged shortage, cessation or interruption of material supplies or utilities or other material services required to conduct its business and operations; or

               (iv) Received notice or had knowledge of any actual or threatened labor trouble, strike or other occurrence, event or condition of any similar character which has had or might have a material adverse effect on its business, operations, assets or prospects of KBS; or

               (v) Made any material change in its customary operating methods (including its purchasing, marketing, selling and pricing practices and policies), except for changes necessitated by reduction or elimination of credit terms by the customers of KBS; or

               (vi) Made any commitments or agreements for capital expenditures or capital additions or betterment, except as may be involved in ordinary repair, maintenance or replacement of its assets of KBS; or
               (vii) Made any advances (excluding advances for ordinary and necessary business expenses) or loans to any employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled; or

               (viii) Changed any of the accounting principles followed by it or the methods of applying such principles; or

               (ix) Entered into any transaction relating to KBS or the assets thereof other than in the ordinary course of business consistent with past practice; or
               (x) Agreed, whether in writing or otherwise, to take any of the actions set forth in this paragraph.

(i)     Material  Contracts.
        KBS has previously provided to Denver a complete and correct copy of all material agreements, contracts and commitments, whether written or oral, by which any of the assets of KBS is bound or to which KBS is a party or is bound and which relate to the business of KBS.

(j)     Compliance   with  Laws.  KBS  is  in  compliance  with  all
        applicable laws, ordinances, statutes, rules, regulations and orders promulgated by any foreign, federal, state or local governmental body or agency relating to the business of KBS; and KBS owns, holds, possesses or lawfully uses in the operation of its business, all franchises, licenses, permits, easement, right, application, filing, registration and other authorization which are necessary for it to conduct business, all of which are valid and in full force and effect, and each is in full compliance therewith.

(k) Litigation. There is no suit, action or any arbitration, administrative, legal or other proceeding of any kind or character or, to the knowledge of KBS, threatened against KBS which would, if adversely determined, individually or in the aggregate, materially and adversely affect their assets or the business of KBS.

(l) Books and Records. The books and records of KBS are complete and accurate, fairly present the business of KBS, have been maintained in accordance with good business practices, and accurately reflect in all material respects the business and financial condition of KBS.

(m) No Brokers' Fees. KBS has not incurred any form of brokers' fees, sales commissions, finders' fees, financial advisory fees or other fees or expenses in connection with the transactions contemplated hereby.

(n) No Undisclosed Liabilities. KBS does not have any material undisclosed debt, liability or obligation that would have a material adverse effect on the business or financial condition of KBS or the assets thereof for which Denver shall be liable in any respect.

(o) Full Disclosure. All representations or warranties of KBS are true, correct and complete in all material respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing as if they were made on such date.

4. Representations and Warranties of Denver. Denver represents and warrants to KBS that:

(a)     Authorization.  The execution,  delivery and  performance of this Agreement to which it is a party and the consummation by Denver of the transactions contemplated hereby have been duly and validly authorized by Denver; and this Agreement is a valid and legally binding obligation of Denver, duly enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights and by the availability of injunctive relief or specific performance.

(b) No Conflicting Agreements. To the best knowledge of Denver, neither the execution or delivery of this Agreement, nor the fulfillment of or compliance by Denver with the terms or provisions thereof, will result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of any agreement, contract, instrument, order, judgment or decree to which Denver is a party or by which Denver or the Royalty is bound or violate any provision of any applicable law, statute, rule or regulation or any order, decree, writ or injunction of any court or governmental entity relating to Denver or the Royalty.

(c) Ownership of the Royalty. Denver owns the Royalty free and clear of all liens, claims, and encumbrances of every kind, character and description; and at the Closing, KBS shall acquire title to the Royalty, free and clear of all liens, claims, encumbrances or impediments of title of every kind, character and description. The Royalty is assignable to KBS in accordance herewith.

(d) No Brokers' Fees. Denver has incurred no brokers' fees, sales commissions, finders' fees, financial advisory fees or other fees or expenses for which KBS shall be liable.

(e) Full Disclosure. All representations and warranties of Denver are true, correct and complete in all material respects on the date hereof and shall be true, correct and complete in all material respects as of the Closing as if they were made on such date.

5.      Conditions Precedent to Closing.

(a) Conditions to Closing by KBS. The obligation of KBS to complete the Closing is subject, at the sole discretion of KBS, to the fulfillment of each of the following conditions at or prior to the Closing, and parties shall use their best good faith diligent reasonable efforts to cause each such condition to be so fulfilled:


All representations and warranties of Denver contained herein shall be true and correct in all material respects when made and shall be true and correct at the Closing as though made as of the time of Closing; and


All covenants, agreements and obligations required by the terms of this Agreement to be performed by Denver at or before the Closing shall have been duly and properly performed in all material respects; and

(iii)    Denver shall deliver the executed and acknowledged Assignment; and

(iv)     Denver shall have delivered to KBS the Bill of Sale; and

(v) Denver shall have delivered to KBS the Subscription Agreement which is attached hereto as Exhibit B; and

(vi) KBS shall be satisfied, in its sole discretion, with the results of reasonable due diligence procedures (including updates, supplements and corrections) and all other information and documentation delivered by Denver relating to this Agreement or to the Royalty; and

(vii) All necessary governmental approvals and any other required approvals and consents required of any person other than Denver shall have been duly obtained, to the extent such approvals and consents shall be necessary the full benefits of ownership of the Royalty; and

(viii)   No  action or  proceeding  at law or in  equity  shall be
         pending   which   seeks  to  enjoin   the   transactions   herein
         contemplated or materially interferes with the Royalty.

(b) Conditions to Closing by Denver. The obligations of Denver to complete the Closing are subject, at the sole discretion of Denver, to the fulfillment of each of the following conditions at or prior to the Closing, and the parties shall use their best good faith diligent reasonable efforts to cause each such condition to be so fulfilled:

 (i) All representations and warranties of KBS contained herein shall be true and correct in all material respects when made and at the Closing as though made as of the time of Closing; and

(ii) All covenants, agreements and obligations required by the terms of this Agreement to be performed by KBS at or before the Closing shall have been duly and properly performed in all material respects; and


(iii)    KBS shall have delivered the Shares to Denver; and

(iv) KBS shall have delivered to Denver a certificate executed by the President of KBS, dated as of the Closing Date, certifying that the conditions set forth in clauses (i) and (ii) have been fulfilled; and


(v) No action or proceeding at law or in equity shall be pending which seeks to enjoin the transactions herein contemplated.

 6. Investment Representations by Denver. Denver represents and warrants that the investment representations and all other information regarding Denver set forth in the Subscription Agreement attached hereto as Exhibit B are true and correct.

7. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given on the date of receipt, if served personally on the party to whom notice is to be given by actual in person delivery, telephone, facsimile (confirmed in writing), telegraph or similar means of communication, or on the 5th day after transmission or mailing (if mailed) and addressed to the party to whom notice is to be given, by first class mail, return receipt requested, postage prepaid as follows:

To KBS:                   Kipp Slicker, President
                          4444 East 66th Street, Suite 201
                          Tulsa, OK 74136-4206
                          Phone: 918-496-9020
                          Fax:     918-496-9024


To Denver:                William Stuart Price
                          C/o Denver Oil & Mineral Corporation
                          1020 Petroleum Club Building
                          601 South Boulder
                          Tulsa, OK 74119-1300
                          Phone: 918-599-0060
                          Fax:     918-599-0062

Each party shall be entitled to specify a different person or address by giving notice as aforesaid to the other.

8.       Miscellaneous.

         (a) Entire Agreement. This Agreement and the Exhibits attached thereto, constitute the entire agreement between the parties with respect to the subject matters hereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written. The Exhibits referred to in this Agreement are incorporated by reference herein and constitute a part of this Agreement for all purposes. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted transferees, successors and assigns. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Paragraph headings are not to be considered in interpreting this Agreement, are included solely for convenience and are not intended to be a full or accurate description of the contents thereof. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

(b) Expenses. Each party agrees to pay all reasonable fees and expenses incurred by them in connection with the negotiation and consummation of the transactions contemplated hereby, including all investment banking, financial advisory, legal, accounting, finders' fees , brokers' fees, consultants' fees, transfer taxes, sales taxes, if any, appraisal and other fees and expenses incurred. Each party will hold the other party harmless from and against any and all claims or liabilities arising in connection therewith for which it is liable.

(c) No Assignment. Neither party hereto may assign its rights or obligations hereunder without the prior written consent of the other.

(d) Applicable Law. This Agreement shall be governed, construed and enforced inaccordance with the laws of the State of Oklahoma.

(e) Parties in Interest. Notwithstanding any other provision of this Agreement, this Agreement shall not create any rights or benefits on behalf of any employee, organization, third party or other person, and this Agreement shall be effective only as to the parties hereto, their successors and permitted assigns.

(f) Further Assurances. Each party agrees to execute, acknowledge and deliver all such further assignments, conveyances, transfer documents, in form and substance reasonably acceptable to the other, and other assurances as reasonably may be requested by the other party.

(g) Illegality. If a court of competent jurisdiction declares that any provision of this Agreement or any Exhibit hereto is illegal, invalid or unenforceable, then such provision shall be modified automatically to the extent necessary to make such provision fully enforceable. If such court does not modify any such provision as contemplated herein, but instead declares it to be wholly illegal, invalid or unenforceable, then such provision shall be severed from this Agreement and such declaration shall in no way affect the legality, validity and enforceability of the other provisions of this Agreement to which such declaration does not relate. In this event, this Agreement shall be construed as if it did not contain the particular provision held to be illegal, invalid or unenforceable, the rights and obligations of the parties hereto shall be construed and enforced accordingly, and this Agreement shall remain in full force and effect.

(h) Arbitration. The parties agree to seek with good faith diligent efforts to resolve any differences or disputes that may arise in connection with this Agreement. In the event the parties do no reach a mutually agreed resolution of any such dispute, any party may initiate arbitration proceedings pursuant to the Commercial Rules of Arbitration of the American Arbitration Association. Each party agrees to submit to arbitration any such dispute if the other party initiates such arbitration proceedings. The parties agree to be bound by the decision of the arbitrators, which decision shall be final and binding for all purposes in accordance with applicable law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered this 19th day of June, 2000.

KBS Technologies, Inc. Denver Oil Mineral Corporation

By /s/ Frederick K. Slicker
Frederick K. Slicker, Vice President

By /s/ William Stuart Price
William Stuart Price, President

             EXHIBIT A TO THE STOCK PURCHASE AND EXCHANGE AGREEMENT

                                 BY AND BETWEEN

                             KBS TECHNOLOGIES, INC.

                                      AND

          DENVER OIL MINERAL CORPORATION ASSIGNMENT OF OVERRIDING ROYALTY INTEREST KNOW ALL MEN BY THESE PRESENTS: That DENVER OIL MINERAL CORPORATION, hereinafter referred to as Assignor, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, does hereby grant, transfer, assign and convey unto KBS TECHONOLOGIES, INC. (which has determined to change its name to PACIFIC OIL, INC.), hereinafter referred to as Assignee, its successors and assigns, subject to the conditions stated below, all of Assignors right, title and interest in and to that certain overriding royalty interest created under Farmout Agreement dated May 1, 1997, entered into between Shell Frontier Oil Gas Inc., as Farmor, and CalResources LLC, as Farmee (Farmout Agreement) which is attached hereto as Exhibit A and made a part hereof for all purposes. As described therein, said overriding royalty interest equals one percent (1%) of one hundred percent (100%) of the oil, gas, and other minerals produced and sold from those certain Federal Outer Continental Shelf Leases, Pacific Region, as described on Exhibit B which is attached hereto and made a part hereof for all purposes (Leases;). Said overriding royalty interest shall be proportionately reduced to equal the percentage of Farmee’s ownership in the Leases as of the effective date of the Farmout Agreement. Further, said overriding royalty interest being conveyed hereunder shall bear and absorb the burden of all royalty interests, overriding royalty interests, production payments and any other burdens on production from the Leases that existed as of the effective date of the Farmout Agreement and proportionately all reasonable costs of treating and separating any production to which the overriding royalty applies.

          EXCEPT AS SET FORTH IN THAT CERTAIN STOCK PURCHASE AND EXCHANGE AGREEMENT TO WHICH THIS INSTRUMENT IS EXHIBIT A, ASSIGNOR MAKES THIS ASSIGNMENT OF OVERRIDING ROYALTY INTEREST WITHOUT WARRANTY WHATSOEVER, EXPRESS, STATUTORY OR IMPLIED AS TO TITLE, DESCRIPTION, QUALITY, VALUE, FITNESS FOR PURPOSE, MERCHANTABILITY, OR OTHERWISE, EXCEPT THAT ASSIGNOR SPECIFICALLY WARRANTS TITLE TO THE OVERRIDING ROYALTY INTEREST BY, THROUGH AND UNDER ASSIGNOR, BUT NOT OTHERWISE.

          Assignee acknowledges that Assignor has made no statements or representations concerning the present or future value of the anticipated income, costs or profits, if any, to be derived from the overriding royalty interest being conveyed hereunder.

          TO HAVE AND TO HOLD the same unto Assignee, Assignees successors and assigns forever, subject to the terms and provisions contained in the Leases and any agreements or contracts related to or connected with the Leases.

          IN WITNESS WHEREOF, the Assignment is executed, delivered and made effective this 19th day of June, 2000.

ASSIGNOR:
DENVER OIL & MINERAL CORPORATION
By /s/ William Stuart Price
William Stuart Price, President and Sole Shareholder

ASSIGNEE:
KBS TECHNOLOGIES, INC. ( which is in the process of changing its name to PACIFIC OIL, INC.)
By /s/ Frederick K. Slicker
Frederick K. Slicker, Vice President and General Counsel


ACKNOWLEDGMENT
STATE OF OKLAHOMA          )ss.
                           )COUNTY OF TULSA


          BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 19th day of June, 2000, personally appeared William Stuart Price, known to me to be the identical person who executed the foregoing Assignment of Overriding Royalty Interest, and acknowledged to me that he executed the same as President and Sole Shareholder of DENVER OIL MINERAL CORPORATION as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

          IN WITNESS WHEREOF, I hereunto set my official signature and affixed my notarial seal the day and year last above written.

By /s/ Tina Marshall
Notary Public in and for Tulsa County, OK
My Commission expires: 7/12/01

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[SEAL]
STATE OF OKLAHOMA          )ss.
                           )COUNTY OF TULSA

          BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 19th day of June, 2000, personally appeared Frederick K. Slicker, known to me to be the identical person who executed the foregoing Assignment of Overriding Royalty Interest, and acknowledged to me that he executed the same as Vice President of KBS TECHNOLOGIES, INC (which is in the process of changing its name to PACIFIC OIL, INC.) as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

          IN WITNESS WHEREOF, I hereunto set my official signature and affixed my notarial seal the day and year last above written.

BY /s/ Tina Marshall
Notary Public in and for Tulsa County, OK

My Commission expires:

__________
[SEAL]